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                                  FIFTH THIRD FUNDS

                                 INVESTMENT A SHARES
                                 INVESTMENT C SHARES
                                INSTITUTIONAL SHARES

                              Fifth Third Mid Cap Fund

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                         Supplement dated December 31, 1998
                      to the prospectus dated November 2, 1998

The first bullet point in the section titled "Mid Cap Fund - Acceptable Investments" is hereby replaced with the following statement:

- common stocks of U.S. companies that, at the time of purchase, are comparable to the stocks of companies in the Standard & Poor's MidCap 400 Index (which at this time generally have market capitalizations of between $500 million and $10 billion), as well as preferred stocks of such companies, and preferred stocks convertible into common stocks of such companies. The Fund intends to invest in industries and companies which, is the opinion of Fifth Third Bank, have potential primarily for capital growth and secondarily for income. The fund may continue to hold or buy stock in a company that has outgrown that index if the stock appears to be an attractive investment;


                      INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                     WITH THEIR PROSPECTUS FOR FUTURE REFERENCE